Commitments and contingencies (Tables)	6 Months Ended
Jun. 30, 2026
Capital commitments [abstract]
Summary of litigation disputes

Litigation matter	Latest update
2011 Contractual payments in Guinea
In 2023, we resolved a previously self-disclosed investigation by the SEC into certain contractual payments totalling US$10.5 million made to a consultant who had provided advisory services in 2011, relating to the
Simandou project in the Republic of Guinea. In August 2023, the UK
Serious Fraud Office closed its case and announced that the Australian
Federal Police maintains a live investigation into the matter. Rio Tinto continues to co-operate fully with relevant authorities.
At 30 June 2026, the outcome of this investigation remains uncertain, but it could ultimately expose the Group to material financial cost. No provision has been recognised for the investigation. We believe this case is unwarranted and will defend the allegation vigorously.